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                                                                     EXHIBIT 1.1

                                 METRICOM, INC.

                             METRICOM FINANCE, INC.

                             UNDERWRITING AGREEMENT

                                                               February 1, 2000

     TO:  LEHMAN BROTHERS INC.
          SALOMON SMITH BARNEY INC.
          CHASE SECURITIES INC.
          HAMBRECHT & QUIST LLC
          J.P. MORGAN SECURITIES INC.
          MERRILL, LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          As Representatives of the Several Underwriters
   C/O LEHMAN BROTHERS INC.
      3 World Financial Center
      New York, New York 10285

Dear Sirs:

                Metricom, Inc., a Delaware corporation (the "Company"), and Metricom Finance, Inc., a Delaware corporation ("Finance Sub" and, together with the Company, the "Issuers"), propose to issue and sell from time to time, either together or separately, certain of their (i) senior debt securities (the "Senior Notes"), (ii) subordinated debt securities (the "Subordinated Notes," and together with the Senior Notes, the "Debt Securities"), (iii) shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and/or
(iv) warrants to purchase shares of Common Stock (the "Warrants") in one or more offerings on terms determined at the time of sale and set forth in a term agreement in the form of Exhibit A hereto (the "Terms Agreement"). The Debt Securities may be convertible into shares of Common Stock as set forth in the applicable Terms Agreement relating thereto.

                The Senior Notes are to be issued under a Senior Indenture, dated as of December 29, 1999, to be supplemented by one or more supplemental indentures dated subsequent to the date hereof, and may be amended and further supplemented (the "Senior Supplemental Indenture" and, together with the Senior Indenture, the "Senior Indenture"), between the Issuers and Bank One Trust Company, N.A., as trustee (the "Senior Trustee"). The Subordinated Notes are to be issued under a Subordinated Indenture dated as of December 29, 1999, to be supplemented by one or more supplemental indentures dated subsequent to the date hereof, and may be amended or further supplemented (the "Supplemental Subordinated Indenture" and, together with the Subordinated Indenture, the "Subordinated Indenture"), between the Issuers and Bank One Trust Company, N.A., as trustee (the "Subordinated Trustee," and together with the Senior Trustee, the "Trustees"). The Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures." The Senior Notes and the Subordinated Notes may have varying designations, maturities, rates and times of payment of interest, if any, selling prices, redemption terms, if any, exchange terms, if any, conversion terms (in the case of Subordinated Notes) and other

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specific terms as set forth in the applicable Terms Agreement relating thereto.
The Senior Notes and the Subordinated Notes may be issued alone or together with Warrants as units with such terms as set forth in the applicable Terms Agreement relating thereto.

               The Warrants are to be issued under a Warrant Agreement, to be dated subsequent to the date hereof (the "Warrant Agreement"), between the Company and the warrant agent named therein (the "Warrant Agent"). The Warrants may be issued with respect to varying numbers of shares of Common Stock and with varying exercise prices, antidilution provisions and other specific terms as set forth in the applicable Terms Agreement relating thereto. Warrants may be issued alone or together with the Debt Securities as units with such terms as set forth in the applicable Terms Agreement relating thereto.

               The Debt Securities, Warrants and Common Stock, to be issued and sold as specified in the applicable Terms Agreement, shall collectively be referred to herein as the "Offered Securities." As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms specified as Underwriter or Underwriters in the applicable Terms Agreement relating to the Offered Securities and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Securities, or the representative or representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Securities, as specified in the applicable Terms Agreement.

               Whenever the Issuers or the Company, as applicable, determine to make an offering of Offered Securities, the Issuers or the Company, as applicable, will enter into a Terms Agreement providing for the sale of the applicable Offered Securities to, and the purchase and offering thereof by, the Underwriters. The Terms Agreement relating to the Offered Securities shall specify the type of Offered Securities to be issued, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 8 hereof), the principal amount or number of Offered Securities that each such Underwriter severally agrees to purchase, the price at which the Offered Securities are to be purchased by the Underwriters from the Issuers or the Company, as applicable, the public offering price, the time and place of delivery and payment and other specific terms. In addition, each Terms Agreement shall specify whether the Issuers or the Company, as applicable, have agreed to grant to the Underwriters an option to purchase additional Offered Securities to cover over-allotments, if any, and the amount of Offered Securities subject to such option (the "Option Securities"). As used herein, the term "Offered Securities" shall include the Option Securities, if any. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you and the Issuers or the Company, as applicable. Each offering of Offered Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Issuers or the Company, as applicable, and each Underwriter participating in the offering of such Offered Securities, except as set forth in Section 12 hereof.

                The Issuers have prepared and filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (File Nos. 333-91359


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and 333-95669), each including a prospectus, collectively relating to the
Offered Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statements have been declared effective by the Commission. As provided in Section 4(a), a final prospectus supplement for each applicable prospectus reflecting the terms of the Offered Securities covered thereby, the terms of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the Securities Act. Each final prospectus supplement or prospectus supplements, in the form first filed after the date of the applicable Terms Agreement pursuant to Rule 424, is herein referred to as a "Prospectus Supplement." Such registration statements, as amended at the date of the applicable Terms Agreement, including the exhibits thereto and the documents incorporated by reference therein, are herein called the "Registration Statements," each being called a "Registration Statement," which also means such registration statements as amended at the Effective Time (as defined below). The prospectuses included in and relating to all offerings of securities under the Registration Statements, as supplemented by any Prospectus Supplement, are herein called the "Prospectuses", except that, if such prospectuses are amended or supplemented on or prior to the date on which any Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the prospectus as so amended or supplemented and as supplemented by any Prospectus Supplement, in either case including any documents filed by the Issuers with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. As used herein, "Effective Time" means the date and the time as of which the Registration Statements, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus Supplement" means each prospectus supplement included in such registration statement, or amendments thereof, after the Registration Statement became effective under the Securities Act but containing a "Subject to Completion" legend comparable to that contained in paragraph 10 of Item 501 under Regulation S-K of the Rules and Regulations.

                  1. Representations, Warranties and Agreements of the Issuers. The Issuers represent, warrant and agree that:

                        (a) The Issuers meet the requirements for use of Form
                  S-3 under the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"). The Registration Statement (File No. 333-91359) was declared effective by the Commission on December 30, 1999 and the Registration Statement (File No. 333-95669) was declared effective on February 1, 2000.

                      (b) Each Registration Statement and any amendments
                  thereto conformed when it became effective, and each Prospectus Supplement and any further amendments or supplements to the Registration Statements or any Prospectus Supplement will when they were or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and did not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to each Prospectus Supplement and any


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                  supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus Supplement, in light of the circumstances under which they were made) not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from a Registration Statement or any Prospectus Supplement in reliance upon and in conformity with written information furnished to the Issuers through any Underwriter specifically for inclusion therein.

                        (c) Each Registration Statement and any amendment
                  thereto conformed, and each Prospectus Supplement and any further amendments or supplements to the Registration Statements or any Prospectus Supplement will, when they were or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations thereunder. At each Delivery Date, the applicable Indenture, if any, will comply in all material respects with the requirements of the TIA and the rules and regulations thereunder.

                        (d) The documents incorporated by reference or deemed to
                  be incorporated in any Prospectus or Prospectus Supplement pursuant to Item 12 of Registration Statements on Form S-3 under the Securities Act, at the time they were filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations") and, when read together and with the other information in the Prospectus, as of the Effective Date of the Registration Statement and any amendment thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        (e) The Issuers have been duly incorporated and are
                  validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Issuers, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                        (f) At each Delivery Date (as defined in Section 3), the
                  Issuers or the Company, as applicable, will have an authorized capitalization as set forth in,


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                  or included in, the applicable Prospectus Supplement, and all of the issued shares of capital stock of the Issuers or the Company, as applicable, have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Registration Statement and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Issuers or the Company, as applicable, have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                        (g) If the Offered Securities include Common Stock, such
                  shares of Common Stock to be issued and sold by the Issuers or the Company, as applicable, to the Underwriters have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the applicable Terms Agreement, will be duly and validly issued, fully paid and non-assessable and the terms of such Common Stock conform in all material respects to the description thereof contained in each Prospectus Supplement or contained in or incorporated by reference in the Prospectus.

                        (h) This Agreement has been duly authorized, executed
                  and delivered by the Issuers or the Company, as applicable, and upon execution and delivery of each Terms Agreement by the Issuers or the Company, as applicable, such Terms Agreement shall have been duly authorized, executed and delivered by the Issuers or the Company, as applicable.

                        (i) The execution, delivery and performance of this
                  Agreement and each Terms Agreement by the Issuers or the Company, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers or the Company, as applicable, or any of its subsidiaries is a party or by which the Issuers or the Company, as applicable, or any of their subsidiaries is bound or to which any of the property or assets of the Issuers or the Company, as applicable, or any of their subsidiaries is subject, except where such a breach, violation or default would not have a material adverse effect on the business, financial condition or results of operations of the Issuers, nor will such actions result in any violation of the provisions of the charter or by-laws of the Issuers or the Company, as applicable, or any of their subsidiaries, nor will such actions result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers or Company, as applicable, or any of their subsidiaries or any of their properties or assets, except where such a violation would not have a material adverse effect on the business, financial condition or results of operations of the Issuers; and except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state


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                  or foreign securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the applicable Terms Agreement by the Issuers or the Company, as applicable, and the consummation of the transactions contemplated hereby and thereby.

                        (j) There are no contracts, agreements or understandings
                  between the Issuers or the Company, as applicable, and any person granting such person the right (other than rights which have been waived or satisfied) to require the Issuers or the Company, as applicable, to file a registration statement under the Securities Act with respect to any securities of the Issuers or the Company, as applicable owned or to be owned by such person or to require the Issuers or the Company, as applicable, to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Issuers or the Company, as applicable, under the Securities Act.

                        (k) Except as described in each Prospectus Supplement,
                  the Issuers or the Company, as applicable, have not and will not have as of any Delivery Date sold or issued any shares of Common Stock or Debt Securities during the six-month period preceding the date of such Prospectus Supplement, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                        (l) None of the Issuers or the Company, as applicable,
                  or any of their subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in each Prospectus or subsequent Prospectus Supplement, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each Prospectus Supplement; and, since such date, there has not been any change in the capital stock or long-term debt of the Issuers or the Company, as applicable, or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Issuers or the Company, as applicable, and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus or each Prospectus Supplement.

                        (m) The historical and pro forma financial statements
                  (including the related notes and supporting schedules) filed as part of the Registration Statement or included in, or incorporated by reference in, each Prospectus or



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                  subsequent Prospectus Supplement present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The pro forma financial statements have been prepared on a basis consistent with such historical statements of the Issuers or the Company, as applicable, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by each Prospectus Supplement, each applicable Terms Agreement and this Agreement. The other financial and statistical information and data included in each Prospectus or subsequent Prospectus Supplement, historical and pro forma, have been derived from the financial records of the Issuers or the Company (or its predecessors), as applicable, and, in all material respects, have been prepared on a basis consistent with such books and records of the Issuers or the Company, as applicable, (or its predecessor).

                        (n) Arthur Andersen LLP, who have certified certain
                  financial statements of the Company, whose report is incorporated by reference in the Registration Statement and who have delivered the initial letter referred to in Section 6(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                        (o) The Issuers or the Company, as applicable, and each
                  of their subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuers or the Company, as applicable, and their subsidiaries; and all real property and buildings held under lease by the Issuers or the Company, as applicable, and their subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers or the Company, as applicable, and their subsidiaries.

                        (p) The Issuers or the Company, as applicable and each
                  of their subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and, to the best knowledge of the Issuers or the Company, as applicable, as is customary for companies engaged in similar businesses in similar industries.

                        (q) The Issuers or the Company, as applicable, and each
                  of their subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations,


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                  service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                        (r) There are no legal or governmental proceedings
                  pending to which the Issuers or the Company, as applicable, or any of their subsidiaries is a party or of which any property or assets of the Issuers or the Company, as applicable, or any of their subsidiaries is the subject which, if determined adversely to the Issuers or the Company, as applicable, or any of their subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company, and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                        (s) There are no contracts or other documents which are
                  required by the Rules and Regulations to be described in each Prospectus Supplement or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in such Prospectus Supplement or filed as exhibits to the Registration Statement.

                        (t) No relationship, direct or indirect, exists between
                  or among the Issuers or the Company. as applicable, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Issuers or the Company. as applicable, on the other hand, which is required by the Rules and Regulations to be described in each Prospectus Supplement which is not so described.

                        (u) No labor disturbance by the employees of the Issuers
                  or the Company, as applicable, exists or, to the knowledge of the Issuers or the Company, as applicable, is imminent which would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                        (v) The Issuers or the Company, as applicable, have
                  filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Issuers or the Company, as applicable, or any of their subsidiaries which has had (nor do the Issuers or the Company, as applicable, have any knowledge of any tax deficiency which, if determined adversely to the Issuers or the Company, as applicable, or any of their subsidiaries, would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.


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                        (w) Since the date as of which information is given in
                  each Prospectus Supplement through the date hereof, and except as may otherwise be disclosed in each Prospectus Supplement, the Issuers or the Company, as applicable, have not (i) issued or granted any securities other than options or rights granted in the ordinary course of business under any existing option plans or stock purchase plans or stock issued upon the exercise or conversion of outstanding options, rights or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or
                  (iv) declared or paid any dividend on its capital stock, other than dividends paid on the Company's Series A1 and A2 Preferred Stock.

                        (x) The Issuers or the Company, as applicable, (i) make
                  and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that
                  (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                        (y) None of the Issuers or the Company, as applicable,
                  (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except where such a default would not have a material adverse effect on the business, financial condition or results of operations of the Issuers, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except where such a violation would not have a material adverse effect on the business, financial condition or results of operations of the Issuers.

                        (z) None of the Issuers or the Company, as applicable,
                  nor to the best knowledge of the Issuers or the Company, as applicable, any of their subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Issuers or the Company, as applicable, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                        (aa) None of the Issuers or the Company, as applicable,
                  nor any of their subsidiaries, or will be after the offering and use of proceeds therefrom, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                        (bb) If the Offered Securities include Debt Securities,
                  such Debt Securities shall, on the date of the Terms Agreement relating to such Offered Securities, be duly authorized for issuance and sale pursuant to this Agreement and, when such Debt Securities are duly executed, authenticated and delivered pursuant to the provisions of this Agreement and the applicable Indenture against payment of the consideration therefor in accordance with this Agreement and the applicable Terms Agreement, such Debt Securities will be valid and legally binding obligations of the Issuers or the Company, as applicable, enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles and will be entitled to the benefits of the applicable Indenture; and the Indentures conform in all material respects to all statements relating thereto contained in each Prospectus Supplement; and, if the Offered Securities include Subordinated Notes that are convertible into shares of Common Stock ("Convertible Debt Securities"), then such Debt Securities shall be convertible into shares of Common Stock in accordance with their terms and the terms of a Convertible Debt Securities Prospectus Supplement (a "Convertible Prospectus Supplement").

                        (cc) If the Offered Securities include Debt Securities,
                  the applicable Indenture and any supplement thereto has been duly authorized by the Issuers or the Company, as applicable, and, when duly executed and delivered by the Issuers or the Company, as applicable, and the Trustee, will constitute a valid and binding obligation of the Issuers or the Company, as applicable, enforceable against the Issuers or the Company, as applicable, in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles; and the summary descriptions of the applicable Indenture set forth in each Prospectus Supplement relating to such Debt Securities conforms in all material respects to the provisions contained in the applicable Indenture.

                        (dd) If the Offered Securities include Warrants, the
                  applicable Warrant Agreement and any supplement thereto has been duly authorized by the Company and, when duly executed and delivered by the Company and the Warrant Agent, will constitute a valid and binding obligation of the Company


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

                  enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles; and the summary descriptions of the applicable Warrant Agreement set forth in each Prospectus Supplement relating to such Warrants conforms in all material respects to the provisions contained in the applicable Warrant Agreement.

                        (ee) Except for such matters as would not have a
                  material adverse effect on the Company: (i) no written notice, request for information, order, complaint or penalty has been received by the Company relating to any Environmental Law, and there are no judicial, administrative or other actions, suits or proceedings pending, nor to the knowledge of the Company, threatened against the Company which allege a violation of any Environmental Law; (ii) (a) the company and each of its subsidiaries have all environmental permits necessary for their operations to comply with all applicable Environmental Laws in all material respects and are in substantial compliance with the terms of such permits and (b) there are no legal proceedings pending, nor to the knowledge of the Company, threatened to revoke such environmental permits; and
                  (iii) there has been no written environmental audit conducted within the past five years by the Company or any of its subsidiaries of any property currently owned or leased by the Company or any of its subsidiaries.

                        "ENVIRONMENTAL LAW" means any material federal, state or
                  local (including common law), statute, code, ordinance, rule or regulation, relating to the environment, natural resources, or the effect of the environment on public or employee health and safety and includes, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Clean Water Act, 33 U.S.C.
                  Section 1251 et seq., the Clean Air Act, 33 U.S.C. Section 2601 et seq., the Toxic Substances Control Act, 15 U.S.C.
                  Section 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C.Section 2701 et seq., as such laws have been amended or supplemented on or prior to the effective date of the Registration Statement, and the regulations promulgated pursuant thereto on or prior to the Registration Statement, and all analogous state or local statutes.

            2. Purchase of the Offered Securities by the Underwriters. The several commitments of the Underwriters to purchase Offered Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein.

            In addition, on the basis of the representations and warranties herein and subject to the terms and contained herein set forth, the Issuers or the Company, as applicable may grant, if so provided in the Terms Agreement applicable to any Offered Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the amount of Option Securities set forth therein at the same price per security as is applicable to the Offered Securities. Such option, if granted, may be exercised in whole or in part from time to time for the purpose of covering over-allotments as provided in Section 4 hereof. Option Securities shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Offered Securities set opposite the name of such Underwriters in the Terms Agreement applicable to the Offered Securities. The respective purchase obligations of each Underwriter with respect to any Option Securities that are Common Stock shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase such Common Stock other than in 100 share amounts.

            Neither the Issuers nor the Company, as applicable, shall be obligated to deliver any of the Offered Securities to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Offered Securities to be purchased on such Delivery Date as provided herein.

            3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Offered Securities shall be made at the office of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, at 10:00 A.M., New York City time, on the third full business day (unless postponed in accordance with the provisions of this Agreement) following the date of the Terms Agreement or at such other date or place as shall be agreed upon by you and the Issuers or the Company, as applicable, in the applicable Terms Agreement. This date and time are sometimes referred to as the "First Delivery Date." On the Delivery Date, the Issuers or the Company, as applicable, shall deliver or cause to be delivered certificates representing the Offered Securities to the Underwriters for the account of each Underwriter named in the Terms Agreement applicable to the Offered Securities against payment to or upon the order of the Issuers or the Company, as applicable, of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to the applicable Terms Agreement is a further condition of the obligation of each Underwriter thereunder. Upon delivery, the Offered Securities shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the First Delivery Date.

            (b) Any option granted in Section 2 will expire 30 days after the date of the applicable Terms Agreement and may be exercised in whole or in part from time to time by written notice being given to the Issuers, or the Company, as applicable, by the Underwriters. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised, the names in which the Option Securities are to be registered, the denominations in which the Option Securities are to be issued and the date and time, as determined by the Underwriters, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as a "Second

Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

            (c) If applicable, delivery of and payment for the Option Securities shall be made at the place specified in the first sentence of Section 3(a) (or at such other place as shall be determined by agreement between the Underwriters and the Issuers or the Company, as applicable) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Issuers or the Company, as applicable, shall deliver or cause to be delivered the certificates representing the Option Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Issuers or the Company, as applicable, of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to the applicable Terms Agreement shall be a further condition of the obligation of each Underwriter thereunder. Upon delivery, the Option Securities shall be registered in such names and in such denominations as the Underwriters shall request in the aforesaid written notice.

            4. Further Agreements of the Issuers. The Issuers or the Company, as applicable, agree:

                  (a) To prepare a Prospectus Supplement in a form approved by the Underwriters and, not later than the Commission's close of business on the second business day following the execution and delivery of each Terms Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, to file a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act; to make no further amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus except as permitted herein and by the applicable Terms Agreement; to advise the Underwriters , promptly after receiving notice thereof, of the time when any supplement to each Prospectus Supplement has been filed and to furnish such Underwriters with copies thereof; to advise such Underwriters, promptly after receiving notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus Supplement or any Prospectus Supplement, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or any Prospectus Supplement or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus Supplement or any Prospectus Supplement or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request:
            (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus Supplement, each Prospectus Supplement and any supplemented Prospectus Supplement and, if the delivery of a Prospectus Supplement is required at any time after the Effective Time in connection with the offering or sale of the Offered Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which any Prospectus Supplement as then supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Prospectus Supplement is delivered, not misleading, or, if for any other reason it shall be necessary to supplement any Prospectus Supplement in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of a supplemented Prospectus Supplement which will correct such statement or omission or effect such compliance.

                  (d) To file promptly with the Commission any amendment to the
            Registration Statement or any supplement to each Prospectus Supplement that may, in the reasonable judgment of the Issuers or the Company, as applicable, or the Underwriters, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any amendment to the
            Registration Statement or supplement to each Prospectus Supplement or any Prospectus Supplement pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

                  (f) As soon as practicable (it being understood that the
            Issuers or the Company, as applicable, shall have until at least 410 or, if the fourth quarter following the fiscal quarter that includes the applicable effective date is the last fiscal quarter of the fiscal year, 455 days after the end of the current fiscal quarter), to make generally available to the Company's security holders, as applicable, and to deliver to the Underwriters, an earnings statement of the Issuers or the Company, as applicable, and their subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Issuers or the Company, as applicable, Rule 158);

                  (g) For a period of five years following the Effective Date, to furnish to the Underwriters copies of all materials furnished by the Issuers or the Company, as applicable, to its securityholders and all public reports and all reports and financial statements furnished by the Company to the Nasdaq Stock Market or the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with Nasdaq or such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Promptly from time to time to take such action as the
            Underwriters may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities; provided that in connection therewith the Issuers or the Company, as applicable, shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (i) For a period specified in the applicable Terms Agreement under the caption "Lock-up Provisions," commencing on the date of such Terms Agreement, not to, directly or indirectly, (1) offer for sale, sell, contract to sell, pledge, hedge or otherwise dispose, directly or indirectly, of any shares of Common Stock, Debt Securities or securities convertible into or exchangeable for Common Stock (other than the Offered Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee, director or consultant compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock, Debt Securities or securities convertible into or exchangeable for Common Stock (other than the grant of options or rights pursuant to option plans or stock purchase plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or Debt Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock, Debt Securities or other securities, in cash or otherwise, or (3) publicly disclose an intention to make any such offer, sale, pledge, hedge, swap or other transaction, in each case without the prior written consent of the Underwriters named in the applicable Terms Agreement; and to cause each officer and director of the Issuers or the Company, as applicable, to furnish to the Underwriters, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by such party in accordance with the Rules and Regulations and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than any shares of Common Stock contemplated by a Terms Agreement) owned by such party on the date the letter is completed and the date of the applicable Terms Agreement, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period specified in the applicable Terms Agreement, commencing on the date of such Terms Agreement, without the prior written consent of the Underwriters named in the applicable Terms Agreement;

                  (j) If and to the extent specified in the applicable Terms
            Agreement, to apply for the inclusion of the Offered Securities in the National Market System of the Nasdaq Stock Market and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

                  (k) To take such steps as shall be necessary to ensure that none of the Issuers or the Company, as applicable, or any of their subsidiaries shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

            5. Expenses. The Issuers or the Company, as applicable, agree to pay all expenses incident to the performance of its obligations under this Agreement and any applicable Terms Agreement, including (a) the costs incident to the authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus Supplement, each Prospectus Supplement and any supplement to any Prospectus Supplement, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 4 (h) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (g) one-half of the air transportation expenses related to the roadshow, with the Company and the Underwriters otherwise responsible for any other costs or expenses associated with the roadshow; and (h) all other costs and expenses incident to the performance of the obligations of the Issuers or the Company, as applicable, under this Agreement; provided that, except as provided in this Section 5 and in Section 10 the

Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters.

            6. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the Issuers or the Company, as applicable, contained herein, to the performance by the Issuers or the Company, as applicable, of their obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus Supplement or otherwise shall have been complied with.

                  (b) No Underwriter shall have discovered and disclosed to the
            Company on or prior to such Delivery Date that the Registration Statement or any Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which shall not have been corrected on or prior to such Delivery Date in an amendment or supplement thereto, and which, in the reasonable opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the applicable Terms Agreement, the Offered Securities, the Registration Statement and each Prospectus Supplement, and all other legal matters relating to this Agreement and the applicable Terms Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Issuers or the Company, as applicable, shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Cooley Godward LLP shall have furnished to the
            Underwriters their written opinion, as counsel to the Issuers or the Company, as applicable, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                        (i) The Issuers or the Company, as applicable, and each
                  of their subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                        (ii) The Issuers or the Company, as applicable, have an
                  authorized capitalization as set forth in the Prospectus and Prospectus Supplement, and all of the issued shares of capital stock of the Issuers or the Company, as applicable, (including the Offered Securities being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus and Prospectus Supplement; and all of the issued shares of capital stock of each subsidiary of the Issuers or the Company, as applicable, have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Issuers or the Company, as applicable, free and clear of all liens, encumbrances, equities or claims;

                        (iii) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Offered Securities pursuant to the Issuers' or the Company's, as applicable, charter or by-laws or any agreement or other instrument known to such counsel;

                        (iv) To the best of such counsel's knowledge, there are
                  no legal or governmental proceedings pending to which the Issuers or the Company, as applicable, or any of their subsidiaries is a party or of which any property or assets of the Issuers or the Company, as applicable, or any of its subsidiaries is the subject which, if determined adversely to the Issuers or the Company, as applicable, or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                        (v) The Registration Statement was declared effective
                  under the Securities Act as of the date and time specified in such opinion, each Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                        (vi) The Registration Statement and each Prospectus
                  Supplement and any further amendments or supplements thereto made by the Issuers or the Company, as applicable, prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                        (vii) To the best of such counsel's knowledge, there are
                  no contracts or other documents which are required to be described in any Prospectus Supplement or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

                        (viii) This Agreement and the applicable Terms Agreement
                  have been duly authorized, executed and delivered by the Issuers or the Company, as applicable;

                        (ix) The issue and sale of the Offered Securities being
                  delivered on such Delivery Date by the Issuers or the Company, as applicable, and the compliance by the Issuers or the Company, as applicable, with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuers or the Company, as applicable, or any of their subsidiaries is a party or by which the Issuers or the Company, as applicable, or any of their subsidiaries is bound or to which any of the property or assets of the Issuers or the Company, as applicable, or any of their subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Issuers or the Company, as applicable, or any of their subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Issuers or the Company, as applicable, or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Issuers or the Company, as applicable, and the consummation of the transactions contemplated hereby;

                        (x) To the best of such counsel's knowledge, there are
                  no contracts, agreements or understandings between the Issuers or the Company, as applicable, and any person granting such person the right (other than rights which have been waived or satisfied) to require the Issuers or the Company, as applicable, to file a registration statement under the Securities Act with respect to any securities of the Issuers or the Company, as applicable, owned or to be owned by such person or to require the Issuer or the Company, as applicable, to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Issuer or the Company, applicable, under the Securities Act;

                        (xi) If the Offered Securities include Debt Securities,
                  the applicable Indenture and any supplement thereto has been duly and validly authorized, executed and delivered by the Issuers or the Company, as applicable, and constitutes the valid and binding agreement of the Issuers or the Company, as applicable, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles;

                        (xii) If the Offered Securities include Debt Securities,
                  such Debt Securities are in the form contemplated by the applicable Indenture, and have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the applicable Indenture and delivered against payment pursuant to this Agreement, as supplemented by the applicable Terms Agreement, will be valid and binding obligations of the Issuers or the Company, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and except further as enforcement thereof may be limited by requirements that a claim (or a foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and will be entitled to the benefits of the applicable Indenture;

                        (xiii) The Offered Securities and, if applicable, the
                  Indenture and the Common Stock, conform in all material respects to the descriptions thereof in the Prospectus and the applicable Prospectus Supplement;

                        (xiv) If the Offered Securities include Debt Securities,
                  the applicable Indenture is qualified under the 1939 Act; and

                        (xv) If the Offered Securities include Convertible Debt
                  Securities or Convertible Preferred Stock, the shares of Common Stock issuable upon conversion of such Convertible Debt Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive rights.

            In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Issuers or the Company, as applicable, in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that any Prospectus Supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or any Prospectus Supplement except for the statements made in each Prospectus Supplement under the identified in Section 8(d)(viii) and (ix).

                  (e) The Underwriters shall have received from Weil Gotshal &
            Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Offered Securities, the Registration Statement, each Prospectus Supplement and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) At the time of execution of this Agreement, the
            Underwriters shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each Prospectus Supplement, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (g) With respect to the letter of Arthur Andersen LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Issuers or the Company, as applicable, shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each Prospectus Supplement, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                      (h) The Issuers or the Company, as applicable, shall have
               furnished to the Underwriters a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                              (i) The representations, warranties and agreements
                        of the Company in Section 1 are true and correct as of such Delivery Date; the Issuers or the Company, as applicable, have complied in all material respects with all their agreements contained herein; and the conditions set forth in Subsections (a) and (i) of this
                        Section 7 have been fulfilled; and

                              (ii) They have carefully examined the Registration
                        Statement and each Prospectus Supplement and, in their opinion (A) as of the Effective Date, the Registration Statement and, as of the Delivery Date, the Prospectus Supplement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or any Prospectus Supplement.

                        (i) (i) None of the Issuers or the Company, as
                  applicable, or any of their subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in each Prospectus Supplement any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each Prospectus Supplement or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Issuers or the Issuers or the Company, as applicable, or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Issuers or the Company, as applicable, and their subsidiaries, otherwise than as set forth or contemplated in each Prospectus Supplement, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Delivery Date on the terms and in the manner contemplated in any Prospectus Supplement.

                        (j) Subsequent to the execution and delivery of this
                  Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Issuers or the Company, as applicable, on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriters impracticable or inadvisable to proceed with the public offering or delivery of the Offered Securities being delivered on such Delivery Date on the terms and in the manner contemplated in any Prospectus Supplement.

                        (k) The Nasdaq Stock Market or such other exchange as
                  may be specified in the applicable Terms Agreement shall have approved the Offered Securities for inclusion in the National Market System, subject only to official notice of issuance and evidence of satisfactory distribution.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  7.    Indemnification and Contribution.

                        (a) The Issuers or the Company, as applicable, shall
                  indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, any Preliminary Prospectus Supplement, the Registration Statement or any Prospectus Supplement or in any amendment or supplement thereto (ii) the omission or alleged omission to state in the Prospectus, any Preliminary Prospectus Supplement, the Registration Statement or any Prospectus Supplement, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Issuers nor the Company, as applicable, shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (A) neither the Issuers nor the Company, as applicable, shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, any Preliminary Prospectus Supplement, the Registration Statement or any Prospectus Supplement, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Issuers or the Company, as applicable, through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein which information will consist solely of the information specified in the Terms Agreement or in writing between the Issuers or the Company, as applicable, and the Underwriters, and (B) the indemnification provided for in this Section 7(a) with respect to any preliminary prospectus (or the Prospectus) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the Offered Securities which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Offered Securities a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus (or the Prospectus) was corrected in the Prospectus (or the Prospectus as amended or supplemented) and delivery of such Prospectus (or Prospectus as amended or supplemented) would have eliminated any such loss, claim, damage, liability or action unless the failure is the result of non-compliance by the Issuers or the Company, as applicable, with Section 4(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Issuers or the Company, as applicable, may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                        (b) Each Underwriter, severally and not jointly, shall
                  indemnify and hold harmless the Issuers or the Company, as applicable, their respective officers and employees, each of their respective directors and each person, if any, who controls the Issuers or Company, as applicable, within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers or the Company, as applicable, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Prospectus, any Preliminary Prospectus Supplement, the Registration Statement or any Prospectus Supplement or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Prospectus, any Preliminary Prospectus Supplement, the Registration Statement or any Prospectus Supplement, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Issuers or the Company, as applicable, through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Issuers or the Company, as applicable, and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Issuers or the Company, as applicable, or any such director, officer or controlling person promptly upon demand in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Issuers or the Company, as applicable, or any such director, officer, employee or controlling person.

                        (c) Promptly after receipt by an indemnified party under
                  this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Issuers or the Company, as applicable, under this Section 7 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Issuers or the Company, as applicable. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                        (d) If the indemnification provided for in this Section
                  7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers or the Company, as applicable, on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
                  (i) above but also the relative fault of the Issuers or the Company, as applicable, on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers or the Company, as applicable, on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses but after deducting amounts with respect to any reserves for the payment of interest in connection with Debt Securities) received by the Issuers or the Company, as applicable, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement, in each case as set forth in the table on the cover page of each Prospectus Supplement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Company, as applicable, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers or Company, as applicable, agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  8.    Defaulting Underwriters.

                  If, on the applicable Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters participating in an offering of Offered Securities shall be obligated to purchase the Offered Securities which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Offered Securities set opposite the name of each remaining non-defaulting Underwriter named in the applicable Terms Agreement bears to the total number of the Offered Securities set opposite the names of all the remaining non-defaulting Underwriters named in the applicable Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Securities on such Delivery Date if the total number of the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of the Offered Securities to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Offered Securities which it agreed to purchase on such Delivery Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Securities to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Issuers and the Company, as applicable, to sell, the Option Securities) shall terminate without liability on the part of any non-defaulting Underwriter or the Issuers or the Company, as applicable, except that the Issuer or the Company, as applicable, will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

                Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Issuers or the Company, as applicable, for damages caused by its default. If other underwriters are obligated or agree to purchase the Offered Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Issuers or the Company, as applicable, may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus Supplement or in any other document or arrangement.

                 9. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Issuers or the Company, as applicable, prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Sections 6(i) or 6(j), shall have occurred or if the Underwriters shall decline to purchase the Offered Securities for any reason permitted under this Agreement.

                 10. Reimbursement of Underwriters' Expenses. If (a) the Issuers or the Company, as applicable, shall fail to tender the Offered Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Issuers or the Company, as applicable, to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Issuers or the Company, as applicable, will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Issuers or the Company, as applicable, shall pay the full amount thereof to the Representative(s). If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Issuer nor the Company, as applicable, shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

                11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                        (a) if to the Underwriters, shall be delivered or sent
                  by mail, telex or facsimile transmission to such persons as are indicated in any Terms Agreement;

                        (b) if to the Issuer or the Company shall be delivered
                  or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer (Fax: (408) 399-8274), with a copy to Kenneth L. Guernsey, Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California 94111 (Fax: (415) 951-3699;

provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers or the Company, as applicable, shall be entitled to act and rely upon any request, consent, notice or agreement given or made on by the Underwriters.

                 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Issuers or the Company, as applicable, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuers or the Company, as applicable, contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in
Section 7(b) of this Agreement shall be deemed to be for the benefit of the respective directors of the Issuers, respective officers of the Issuers who have signed the Registration Statement and any person controlling the Issuers or the Company, as applicable, within the meaning of Section 13 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                13. Survival. The respective indemnities, representations, warranties and agreements of the Issuers or the Company, as applicable, and the Underwriters contained in this Agreement and each Terms Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 14. Definition of "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                Very truly yours,


                                 METRICOM, INC.

                                 By
                                   ------------------------------------------
                                     Name:
                                     Title:

                                 METRICOM FINANCE, INC.

                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:



Accepted:

For itself and as Representative of the
several Underwriters named above

By  LEHMAN BROTHERS INC.


By
   --------------------------------------
      Perry Hoffmeister
      Managing Director

                                                                       Exhibit A

                                 [UNDERWRITERS]
                              [Title of Securities]
                                 TERMS AGREEMENT

                                                                   Dated: , 200_

TO:     METRICOM, INC.
        METRICOM FINANCE, INC.

RE: UNDERWRITING AGREEMENT DATED ________, 2000.

DEAR SIRS:

        WE (THE "REPRESENTATIVE[S]") UNDERSTAND THAT METRICOM, INC., A DELAWARE CORPORATION (THE "COMPANY") AND/OR METRICOM FINANCE, INC. ("FINANCE SUB" AND, TOGETHER WITH THE COMPANY, THE "ISSUERS"), PROPOSE TO ISSUE AND SELL [[$ AGGREGATE PRINCIPAL AMOUNT] OF THEIR [SENIOR DEBT SECURITIES] [AND] [SUBORDINATED [CONVERTIBLE DEBT SECURITIES] (THE "DEBT SECURITIES")] [AND] [_________ SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE (THE "COMMON STOCK")]. THIS AGREEMENT IS THE TERMS AGREEMENT REFERRED TO IN THE UNDERWRITING AGREEMENT DATED _______________, 200_ (THE "UNDERWRITING AGREEMENT"). SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN OR INCORPORATED BY REFERENCE HEREIN, THE UNDERWRITERS NAMED BELOW (THE "UNDERWRITERS") OFFER TO PURCHASE, SEVERALLY AND NOT JOINTLY, THE RESPECTIVE [AMOUNTS OF [DEBT SECURITIES] [AND] [COMMON STOCK]] SET FORTH BELOW.

                                 PRINCIPAL AMOUNT OF          PRINCIPAL AMOUNT OF
        UNDERWRITER               DEBT SECURITIES              COMMON STOCK
                                 -------------------          -------------------
        TOTAL                       $_________                   $_________


                                 DEBT SECURITIES

        TITLE OF DEBT SECURITIES: PRINCIPAL AMOUNT TO BE ISSUED: $

        SENIOR OR SUBORDINATED:

        CURRENCY:

        CURRENT RATINGS:

        INTEREST RATE OR FORMULA:   %

        INTEREST PAYMENT DATES:

        DATE OF MATURITY:

        REDEMPTION PROVISIONS:

        SINKING FUND REQUIREMENTS:

        INITIAL PUBLIC OFFERING PRICE: % OF THE PRINCIPAL AMOUNT, PLUS ACCRUED INTEREST, IF ANY, [OR AMORTIZED ORIGINAL ISSUE DISCOUNT, IF ANY,] FROM , 200_.

        PURCHASE PRICE: % OF THE PRINCIPAL AMOUNT, PLUS ACCRUED INTEREST, IF ANY, [OR AMORTIZED ORIGINAL ISSUE DISCOUNT, IF ANY,] FROM , 200_ (PAYABLE IN NEXT DAY FUNDS).

        LISTING REQUIREMENT: [NONE] [NASDAQ]

        CONVERTIBLE:

        CONVERSION PROVISIONS:

        DELIVERY DATE AND LOCATION:

        ADDITIONAL REPRESENTATIONS, IF ANY:

        REDEMPTION PROVISIONS:

        LOCK-UP PROVISIONS:

        SINKING FUND REQUIREMENTS:

        NUMBER OF OPTION SECURITIES, IF ANY:

        OTHER TERMS AND CONDITIONS:



                                  COMMON STOCK

        TITLE OF COMMON STOCK:

        NUMBER OF SHARES TO BE ISSUED:

        CURRENCY:

        ANNUAL CASH DIVIDEND RATE: %

        PAYABLE:

        LIQUIDATION PREFERENCE PER SHARE:

        INITIAL PUBLIC OFFERING PRICE: %, PLUS ACCRUED INTEREST OR AMORTIZED ORIGINAL ISSUE DISCOUNT, IF ANY, FROM ____________, 200_

        PURCHASE PRICE: % PLUS ACCRUED INTEREST OR AMORTIZED ORIGINAL ISSUE DISCOUNT, IF ANY, FROM _____________, 200_ (PAYABLE IN NEXT DAY FUNDS).

        LISTING REQUIREMENT: [NONE] [NASDAQ]

        CONVERTIBLE:

        INITIAL CONVERSION PRICE: $_____ PER SHARE OF [COMMON STOCK].

        OTHER CONVERSION PROVISIONS:

        DELIVERY DATE AND LOCATION:

        ADDITIONAL REPRESENTATIONS, IF ANY:

        REDEMPTION PROVISIONS:

        LOCK-UP PROVISIONS:

        SINKING FUND REQUIREMENTS:

        NUMBER OF OPTION SECURITIES, IF ANY:

        OTHER TERMS AND CONDITIONS:



                                       2